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                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
QuadraMed Corporation

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 2000, included in QuadraMed Corporation's Form 10-K for the year ended December 31, 1999.


                                            /s/ Arthur Andersen LLP

San Jose, California
June 20, 2000